UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 10, 2013

Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, Ground Floor, 100 Pitts Bay Road, Pembroke HM08, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On December 13, 2013, Arch Capital Group (U.S.) Inc. (the “Issuer”), a wholly-owned subsidiary of Arch Capital Group Ltd. (the “Company”), completed the public offering of $500,000,000 aggregate principal amount of its 5.144% Senior Notes due 2043 (the “Senior Notes”), fully and unconditionally guaranteed by the Company (the “Guarantee”).  The Senior Notes and the Guarantee have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s universal shelf registration statement on Form S-3 (File No. 333-180329), as supplemented by the prospectus supplement dated December 10, 2013, previously filed with the Securities and Exchange Commission under the Securities Act.

The Senior Notes were issued (and the Guarantee delivered) pursuant to an indenture (the “Base Indenture”), dated as of December 13, 2013, among the Issuer, the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture among the Issuer, the Company and the Trustee, dated as of December 13, 2013 (the “First Supplemental Indenture”, and, together with the Base Indenture, the “Indenture”).  The Senior Notes and the Guarantee are unsecured and unsubordinated obligations of the Issuer and the Company, respectively, and rank equally and ratably with the other unsecured and unsubordinated indebtedness of the Issuer and the Company.  Copies of the Base Indenture, the First Supplemental Indenture and the form of Senior Note are attached hereto as Exhibits 4.1, 4.2 and 4.3 respectively, and are incorporated herein by reference.  The description of the Indenture and the Senior Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture and the form of Senior Note.

The Issuer will pay interest on the Senior Notes semi-annually in arrears on May 1 and November 1, beginning May 1, 2014, to holders of record on the preceding April 15 or October 15, as the case may be.  Interest will be calculated on the basis of a 360-day year of twelve 30-day months.  The Senior Notes will mature on November 1, 2043.

The Issuer may redeem the Senior Notes in whole or in part at any time and from time to time prior to their stated maturity at the “make-whole” redemption price set forth in the Indenture.  The Senior Notes are subject to certain covenants, including limitations on the ability of the Company and its subsidiaries, with exceptions, to incur liens on the stock of certain subsidiaries, or dispose of capital stock of certain subsidiaries.

The Senior Notes are subject to a special mandatory redemption (a “Special Mandatory Redemption”) if (i) the agreements to acquire certain assets of PMI Mortgage Insurance Co. and the outstanding shares of CMFG Life Insurance Company and CMG Mortgage Insurance Company (the “Acquisition”), previously disclosed by the Company, are terminated on any date prior to June 30, 2014, (ii) the Issuer publicly announces on any date prior to June 30, 2014 that the Acquisition will not be pursued or (iii) the Acquisition is not consummated prior to June 30, 2014 (the earliest of any such date, a “Trigger Date”).  In the event a Trigger Date occurs, the Issuer will be required to redeem the Senior Notes at 101% of the aggregate principal amount of the Senior Notes together with accrued and unpaid interest on the Senior Notes from the issue date or the last date on which interest has been paid up to, but not including, the applicable special mandatory redemption date.  In that event, the Issuer will cause a notice of Special Mandatory Redemption to be mailed to each holder of the Senior Notes at its registered address and to the Trustee promptly, but in any event not later than five business days after the Trigger Date, and will redeem the Senior Notes on the date specified in the notice of Special Mandatory Redemption.

The “special mandatory redemption date” will be the tenth business day following the Trigger Date.  Notwithstanding the foregoing, installments of interest on any series of notes that are due and pay able on interest payment dates falling on or before the special mandatory redemption date will be payable on such interest payment dates to the registered holders as of the close of business on the relevant record dates in accordance with the notes and the Indenture.

Holders of the Senior Notes may not enforce the Indenture or the Senior Notes except as provided therein.  In case an event of default (other than a default resulting from bankruptcy, insolvency or reorganization) shall occur and be continuing with respect to the Senior Notes, the Trustee or the holders of not less than 25% in aggregate principal amount of the Senior Notes then outstanding may declare the principal amount of all of such series of Senior Notes and interest, if any, accrued thereon to be due and payable immediately.  If an event of default results from bankruptcy, insolvency or reorganization, all amounts due and payable on the Senior Notes will automatically become and be immediately due and payable.  Any event of default with respect to the Senior Notes (except defaults in payment of principal of (or premium, if any, on) or interest, if any, on such Senior Notes or a default in respect of a covenant or provision that cannot be modified without the consent of the holder of each outstanding Senior Note) may be waived by the holders of at least a majority in aggregate principal amount of the Senior Notes outstanding.

On December 10, 2013, the Issuer and the Company entered into a Purchase Agreement, dated December 10, 2013, with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the underwriters listed therein, with respect to the Senior Notes.  The Purchase Agreement is attached hereto as Exhibit 4.4 and is incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information provided in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 8.01                                           Other Events

In connection with the offering of the Senior Notes, the Company is filing the legal opinions relating to the offering as Exhibit 5.1 and 5.2 to this report.

Item 9.01                                           Financial Statements and Exhibits.

d)  Exhibits

4.1                               Indenture, dated as of December 13, 2013, among the Issuer, the Company and the Trustee

4.2                               First Supplemental Indenture dated as of December 13, 2013, among the Issuer, the Company and the Trustee

4.3                              Form of Global Note for the Senior Notes

4.4                               Purchase Agreement, dated December 10, 2013, among the Company, the Issuer and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the underwriters listed therein, with respect to the Senior Notes

5.1                               Opinion of Cahill Gordon & Reindel LLP

5.2                               Opinion of Conyers Dill & Pearman

12.1                        Statement regarding computation of ratio of earnings to fixed charges

23.1                        Consent of Cahill Gordon & Reindel LLP (included as part of Exhibit 5.1)

23.2                        Consent of Conyers Dill & Pearman (included as part of Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CAPITAL GROUP LTD.

Date: December 13, 2013	By:	/s/ Mark D. Lyons
Name: Mark D. Lyons
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Item 9.01	Financial Statements and Exhibits.

d)  Exhibits

4.1                               Indenture, dated as of December 13, 2013, among the Issuer, the Company and the Trustee

4.2                               First Supplemental Indenture dated as of December 13, 2013, among the Issuer, the Company and the Trustee

4.3                               Form of Global Note for the Senior Notes

4.4                               Purchase Agreement, dated December 10, 2013, among the Company, the Issuer and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the underwriters listed therein, with respect to the Senior Notes

5.1                               Opinion of Cahill Gordon & Reindel LLP

5.2                               Opinion of Conyers Dill & Pearman

12.1                        Statement regarding computation of ratio of earnings to fixed charges

23.1                        Consent of Cahill Gordon & Reindel LLP (included as part of Exhibit 5.1)

23.2                        Consent of Conyers Dill & Pearman (included a spart of Exhibit 5.2)